UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 2, 2005

                            BEACON POWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                       001-16171                 04-3372365
(State or Other Jurisdiction of   (Commission File Number)       (IRS Employer
        Incorporation)                                       Identification No.)

          234 BALLARDVALE STREET
              WILMINGTON, MA                                    01887
  (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's telephone number, including area code: 978-694-9121


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[   ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 8.01 Other Events.

     On March 3, 2005, Beacon Power Corporation (the "Registrant") announced that it had received a letter, dated March 2, 2005, from The NASDAQ Stock Market stating that because the closing bid price of the Registrant's common stock had been at $1.00 per share or greater for at least 10 consecutive business days, the Registrant had regained compliance with Marketplace Rule 4310(c)(4). The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

         (c)      Exhibits

         99.1              Press release dated March 3, 2005


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEACON POWER CORPORATION



Date:  March 4, 2005                   By:/s/ James M. Spiezio
                                          --------------------
                                     Name:  James M. Spiezio
                                    Title:  Vice President and Chief Financial
                                            Officer

                                  Exhibit Index

Exhibit No.     Description

99.1            Press release dated March 3, 2005